FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
712 Fifth Ave, 12TH Floor
New York, NY 10019
212-506-3870

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012

Highlights

•	Adjusted Funds from Operations (“AFFO”) of $0.26 and $0.75 per share-diluted.

•	GAAP net income to common shares of $0.20 and $0.57 per share-diluted.

•	Common stock cash dividend of $0.20 and $0.60 per share.

•	Book value per share of $5.51 at September 30, 2012 as compared to $5.38 at December 31, 2011.

•	Total revenues increased by $3.0 million, or 13% and $11.7 million, or 18% as compared to the three and nine months ended September 30, 2011.

•	Cash on hand of $169.5 million at September 30, 2012.

New York, N.Y., October 30, 2012 - Resource Capital Corp. (NYSE: RSO) (“RSO” or the “Company”), a real estate investment trust, or REIT, whose investment strategy focuses on commercial real estate (“CRE”) assets, commercial mortgage-backed securities (“CMBS”), commercial finance assets and other investments, reported results for the three and nine months ended September 30, 2012.

•
AFFO for the three and nine months ended September 30, 2012 was $23.0 million, or $0.26 per share-diluted and $63.8 million, or $0.75 per share-diluted, respectively. A reconciliation of GAAP net income to AFFO is set forth in Schedule I of this release.

•
GAAP net income to common shares for the three and nine months ended September 30, 2012 was $18.2 million, or $0.20 per share-diluted and $49.1 million, or $0.57 per share-diluted, respectively as compared to $14.9 million, or $0.20 per share-diluted and $37.3 million, or $0.54 per share-diluted for the three and nine months ended September 30, 2011, respectively.

Jonathan Cohen, CEO and President of Resource Capital Corp., commented, "We continue to source new investments across all of the asset classes in which we participate. With growing revenues, good liquidity and good dividend coverage, we are in good shape. We look forward to investing proceeds from our common and preferred share offerings and substantially enlarging our real estate mortgage portfolio."

Additional highlights:

Commercial Real Estate

•	CRE loan portfolio is comprised of approximately 87% senior whole loans as of September 30, 2012, as compared to 83% a year ago.

•
RSO closed $152.6 million of new whole loans in the last twelve months with a weighted average yield of 6.9%, including origination fees. In addition, RSO funded $4.2 million of previous loan commitments on existing loans.

The following table summarizes RSO's CRE loan activities and fundings of previous commitments, at par, for the three and nine months ended September 30, 2012 (in millions, except percentages):

	Three Months Ended	Nine Months Ended	12 Months Ended	Floating Weighted Average Spread (1) (2)	Weighted Average Fixed Rate (2)
	September 30, 2012	September 30, 2012	September 30, 2012
New whole loans production (3)	$32.6	$115.4	$152.6	3.45%	9.6%
Sale of real estate loans	—	—	(14.4)
Payoffs	(34.4)	(56.6)	(66.7)
Principal paydowns	(2.4)	(5.0)	(5.0)
Loans, net (4)	$(4.2)	$53.8	$66.5
________________

(1)
Represents the weighted average rate above the one-month London Interbank Offered Rate (“LIBOR”) on loans whose interest rate is based on LIBOR as of September 30, 2012. Of these new loans, $145.7 million have LIBOR floors with a weighted average floor of 2.68%.

(2)	Reflects rates on RSO's portfolio balance as of September 30, 2012.

(3)	Whole loan production includes funding of previous commitments of $1.1 million, $4.2 million and $6.9 million for the three, nine and 12 months ended September 30, 2012, respectively.

(4)
The basis of new net loans does not include provisions for losses on legacy CRE loans of $1.0 million, $4.8 million and $5.7 million for the three, nine and 12 months ended September 30, 2012, respectively.

CMBS Securities

•
During the nine months ended September 30, 2012, RSO acquired $48.3 million of CMBS. These 2012 CMBS purchases were financed by RSO's Wells Fargo repurchase facility and were AAA rated by at least one rating agency. Also, on an unlevered basis, during the nine months ended September 30, 2012, RSO acquired $24.0 million, par value, of CMBS at a weighted average price of 90.95%.

Commercial Finance - Syndicated Bank Loans

•
RSO's bank loan portfolio, including asset-backed securities (“ABS”) and certain loans held for sale, at the end of the third quarter of 2012 was $1.1 billion, at amortized cost, with a weighted-average spread of a weighted-average of one-month and three-month LIBOR plus 3.49% at September 30, 2012. RSO's bank loan portfolio is 100% match-funded through four collateralized loan obligation (“CLO”) issuances.

•
During the three and nine months ended September 30, 2012, RSO bought bank loans through its CLOs with a par value of $108.1 million and $369.8 million, respectively, at a net discount of $1.7 million and $5.9 million, respectively. These purchased loans have an aggregate weighted average unlevered annual yield of approximately 4.6% and 4.3%, respectively.

•	RSO, through its subsidiary Resource Capital Asset Management, earned $5.4 million of net fees during the nine months ended September 30, 2012.

Corporate

•
RSO issued a follow-on common stock offering, including over-allotment exercise for a total of 9.8 million shares during September 2012, at a net price of $5.69 per share, after underwriting commissions for net proceeds of $55.6 million.

•
RSO issued 1.0 million shares of its 8.25% Series B Cumulative Redeemable Preferred Stock, at a price of $24.2125 per share with a liquidation preference of $25.00 per share for net proceeds of $24.2 million which were received on October 2, 2012.

•
RSO also sold 411,000 shares of its 8.50% Series A cumulative Preferred Stock at a weighted average price of $24.25 for net proceeds of $9.8 million through September 30, 2012 through an at-the-market program.

Book Value

As of September 30, 2012, RSO's book value per common share was $5.51, an increase from $5.38 per common share at December 31, 2011. Total stockholders' equity was $587.5 million as of September 30, 2012 as compared to $429.7 million as of December 31, 2011. Total common shares outstanding were 99,482,787 as of September 30, 2012 as compared to 79,877,516 as of December 31, 2011.

Investment Portfolio

The table below summarizes the amortized cost and net carrying amount of RSO's investment portfolio as of September 30, 2012, classified by interest rate and by asset type. The following table includes both (i) the amortized cost of RSO's investment portfolio and the related dollar price, which is computed by dividing amortized cost by par amount, and (ii) the net carrying amount of RSO's investment portfolio and the related dollar price, which is computed by dividing the net carrying amount by par amount (in thousands, except percentages):

	Amortized cost	Dollar price	Net carrying amount	Dollar price	Net carrying amount less amortized cost	Dollar price
September 30, 2012
Floating rate
RMBS	$6,093	36.32%	$5,548	33.07%	$(545)	(3.25)%
CMBS-private placement	28,170	100.00%	12,667	44.97%	(15,503)	(55.03)%
Structured notes	9,413	26.67%	20,256	57.39%	10,843	30.72%
Other ABS	—	—%	23	0.28%	23	0.28%
Mezzanine loans (1)	15,842	99.93%	15,641	98.66%	(201)	(1.27)%
Whole loans (1)	521,656	99.66%	515,009	98.39%	(6,647)	(1.27)%
Bank loans (2)	1,106,810	98.15%	1,101,676	97.69%	(5,134)	(0.46)%
Loans held for sale	45,187	89.87%	45,187	89.87%	—	—%
ABS Securities	27,762	89.36%	27,435	88.31%	(327)	(1.05)%
Total floating rate	1,760,933	95.86%	1,743,442	94.91%	(17,491)	(0.95)%
Fixed rate
CMBS - private placement	164,192	76.37%	164,256	76.40%	64	0.03%
B notes (1)	16,357	99.26%	16,150	98.00%	(207)	(1.26)%
Mezzanine loans (1)	51,980	100.08%	51,322	98.82%	(658)	(1.26)%
Whole loans (1)	—	—%	—	—%	—	—%
Loans receivable-related party	9,116	100.00%	9,116	100.00%	—	—%
Total fixed rate	241,645	82.61%	240,844	82.33%	(801)	(0.28)%
Other (non-interest bearing)
Investment in real estate	72,453	100.00%	72,453	100.00%	—	—%
Investment in unconsolidated entities	47,020	100.00%	47,020	100.00%	—	—%
Total other	119,473	100.00%	119,473	100.00%	—	—%
Grand total	$2,122,051	94.36%	$2,103,759	93.55%	$(18,292)	(0.81)%
________________

(1)	Net carrying amount includes an allowance for loan losses of $7.7 million at September 30, 2012, allocated as follows: B notes ($207,000), mezzanine loans ($858,000) and whole loans ($6.6 million).

(2)	Net carrying amount includes an allowance for loan losses of $5.1 million at September 30, 2012.

Liquidity

At October 26, 2012, after paying RSO's third quarter common stock dividend, RSO's liquidity is provided by two primary sources:

•	unrestricted cash and cash equivalents of $98.9 million, restricted cash of $500,000 in margin call accounts and $1.4 million in the form of real estate escrows, reserves and deposits; and

•
capital available for reinvestment in its six CDO entities of $23.3 million, of which $775,000 is designated to finance future funding commitments on CRE loans, loan principal repayments that will pay down outstanding CLO notes of $41.2 million and $8.7 million in interest collections.

In addition, RSO has funds available through two CRE term facilities to finance the purchase of CMBS securities and origination of commercial real estate loans of $42.0 million and $121.1 million, respectively.

Capital Allocation

As of September 30, 2012, RSO had allocated its invested equity capital among its targeted asset classes as follows: 70% in CRE assets, 28% in commercial finance assets and 2% in other investments.

Supplemental Information

The following schedules of reconciliations or supplemental information as of September 30, 2012 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income to Funds from Operations (“FFO”) and AFFO.

•	Schedule II - Summary of CDO and CLO Performance Statistics.

•	Supplemental Information regarding loan investment statistics, CRE loans and bank loans.

About Resource Capital Corp.

RSO is a diversified real estate finance company that is organized and conducts its operations to qualify as a REIT for federal income tax purposes. RSO's investment strategy focuses on CRE and CRE-related assets, and, to a lesser extent, commercial finance assets. RSO invests in the following asset classes: CRE-related assets such as commercial real estate property, whole loans, A-notes, B-notes, mezzanine loans, CMBS and investments in real estate joint ventures as well as commercial finance assets such as bank loans, lease receivables, other asset-backed securities, trust preferred securities, debt tranches of CDOs, structured note investments, and private equity investments principally issued by financial institutions.

RSO is externally managed by Resource Capital Manager, Inc., an indirect wholly-owned subsidiary of Resource America, Inc. (NASDAQ: REXI), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors.

For more information, please visit RSO's website at www.resourcecapitalcorp.com or contact investor relations at pkamdar@resourceamerica.com.

Safe Harbor Statement
Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. RSO's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	the availability of debt and equity capital to acquire and finance investments;

•	defaults or bankruptcies by borrowers on RSO's loans or on loans underlying its investments;

•	adverse market trends which have affected and may continue to affect the value of real estate and other assets underlying RSO's investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO's ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, “Risk Factors” included in its Annual Report on Form 10-K and the risks expressed in other of its public filings with the Securities and Exchange Commission.

RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

The remainder of this release contains RSO's unaudited consolidated balance sheets, unaudited consolidated statements of income, reconciliation of GAAP net income to FFO and AFFO and a summary of CDO and CLO performance statistics and supplemental information regarding RSO's CRE loan and bank loan portfolios.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30,	December 31,
	2012	2011
	(unaudited)
ASSETS
Cash and cash equivalents	$112,732	$43,116
Restricted cash	56,718	142,806
Investment securities, trading	25,804	38,673
Investment securities available-for-sale, pledged as collateral, at fair value	174,243	153,366
Investment securities available-for-sale, at fair value	30,138	4,678
Loans held for sale	45,187	3,154
Property available-for-sale	—	2,980
Investment in real estate	72,453	48,027
Loans, pledged as collateral and net of allowances of $12.8 million and $27.5 million	1,699,798	1,772,063
Loans receivable–related party	9,116	9,497
Investments in unconsolidated entities	47,020	47,899
Interest receivable	7,239	8,836
Deferred tax asset	666	626
Intangible assets	17,104	19,813
Prepaid expenses	8,507	648
Subscription receivable	24,213	—
Other assets	4,884	3,445
Total assets	$2,335,822	$2,299,627
LIABILITIES
Borrowings	$1,683,396	$1,808,986
Distribution payable	20,136	19,979
Accrued interest expense	3,204	3,260
Derivatives, at fair value	16,195	13,210
Accrued tax liability	7,598	12,567
Deferred tax liability	4,353	5,624
Accounts payable and other liabilities	13,449	6,311
Total liabilities	1,748,331	1,869,937
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 100,000,000 shares authorized 8.50% Series A per share, 676,373 shares issued and outstanding	1	—
Common stock, par value $0.001: 500,000,000 shares authorized; 99,482,787 and 79,877,516 shares issued and outstanding (including 1,637,343 and 1,428,931 unvested restricted shares)	100	80
Additional paid-in capital	809,147	659,700
Accumulated other comprehensive loss	(32,903)	(46,327)
Distributions in excess of earnings	(188,854)	(183,763)
Total stockholders’ equity	587,491	429,690
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,335,822	$2,299,627

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
REVENUES
Interest income:
Loans	$24,130	$18,863	$70,757	$60,704
Securities	3,757	3,383	11,093	9,098
Interest income − other	2,218	3,899	8,204	6,834
Total interest income	30,105	26,145	90,054	76,636
Interest expense	8,268	7,175	25,647	21,170
Net interest income	21,837	18,970	64,407	55,466
Rental income	2,689	1,592	6,642	1,772
Dividend income	—	926	—	2,453
Fee income	1,969	1,960	6,160	5,859
Total revenues	26,495	23,448	77,209	65,550
OPERATING EXPENSES
Management fees − related party	5,521	3,136	13,512	8,622
Equity compensation − related party	1,404	316	3,412	1,399
Professional services	1,038	624	3,196	2,532
Insurance	161	161	478	497
Rental operating expense	1,827	1,065	4,456	1,395
General and administrative	844	1,273	3,377	3,194
Depreciation and amortization	1,249	1,856	3,974	2,865
Income tax expense	3,979	1,289	6,978	4,269
Total operating expenses	16,023	9,720	39,383	24,773
	10,472	13,728	37,826	40,777
OTHER REVENUE (EXPENSE)
Net impairment losses recognized in earnings	(9)	—	(180)	(4,649)
Net realized gain on the sales of investment securities available-for-sale and loans	346	591	2,148	4,443
Net realized and unrealized gain on investment securities, trading	9,782	(1,861)	13,350	1,418
Provision for loan losses	(1,370)	(1,198)	(7,801)	(7,917)
Gain on the extinguishment of debt	—	3,875	5,464	3,875
Other expenses	(761)	(191)	(1,416)	(642)
Total other revenue (expense)	7,988	1,216	11,565	(3,472)
NET INCOME	18,460	14,944	49,391	37,305
Net income allocated to preferred shares	(308)	—	(333)	—
NET INCOME ALLOCABLE TO COMMON SHARES	$18,152	$14,944	$49,058	$37,305
NET INCOME PER SHARE – BASIC	$0.20	$0.20	$0.58	$0.55
NET INCOME PER SHARE – DILUTED	$0.20	$0.20	$0.57	$0.54
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING − BASIC	89,066,927	73,761,028	84,594,892	68,254,639
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING − DILUTED	89,965,680	74,283,894	85,365,343	68,613,363
DIVIDENDS DECLARED PER SHARE	$0.20	$0.25	$0.60	$0.75

SCHEDULE I
RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO FFO and AFFO
(in thousands, except per share data)
(unaudited)

RSO currently evaluates its performance based on several performance measures, including FFO and AFFO (both non-GAAP measures), in addition to net income. RSO computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts as net income (computed in accordance with GAAP), excluding gains or losses on the sale of depreciable real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation and amortization, and after adjustments for unconsolidated/uncombined partnerships and joint ventures.
AFFO is a computation made by analysts and investors to measure a real estate company's cash flow generated by operations. RSO calculates AFFO by adding or subtracting from FFO: non-cash impairment losses resulting from fair value adjustments on financial instruments, non-cash impacts of the following: provision for loan losses, gains on the extinguishment of debt, equity investment losses, straight-line rental effects, share based compensation, amortization of various deferred items and intangible assets, gains on sales of property through a joint venture and cash impact of capital expenditures that are related to RSO's real estate owned.
Management believes that FFO and AFFO are appropriate measures of RSO's operating performance in that they are frequently used by analysts, investors and other parties in the evaluation of REITs. Management uses FFO and AFFO as measures of RSO's operating performance, and believes they are also useful to investors, because they facilitate an understanding of RSO's operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP, and capital expenditures, that may not necessarily be indicative of current operating performance and that may not accurately compare RSO's operating performance between periods.
While RSO's calculation of AFFO may differ from the methodology used for calculating AFFO by other REITs and its AFFO may not be comparable to AFFO reported by other REITs, RSO also believes that FFO and AFFO may provide it and its investors with an additional useful measure to compare its performance with some other REITs. Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and AFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of RSO's operating performance or as an alternative to cash flow from operating activities as a measure of its liquidity.

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2012 (1)	2012 (1)
Net income allocable to common shares − GAAP	$18,152	$49,058
Adjustments:
Real estate depreciation and amortization	536	2,025
Gains on sales of property (2)	(353)	(1,440)
FFO (1)	18,335	49,643
Adjustments:
Non-cash items:
Provisions for loan losses	40	4,508
Amortization of deferred costs (non real estate) and intangible assets	1,765	5,756
Equity investment losses	1,025	2,300
Share-based compensation	1,404	3,412
Impairment losses on real property held for sale	10	180
Straight line rental adjustments	2	14
Gain on the extinguishment of debt	—	(1,835)
Cash items:
Gains on sales of joint venture real estate interests (2)	353	1,440
Gain on the extinguishment of debt	663	663
Capital expenditures	(591)	(2,255)
AFFO	$23,006	$63,826
Weighted average shares - diluted	89,966	85,365
AFFO per share - diluted	$0.26	$0.75

(1)
RSO disclosed FFO in the comparable periods of $16.2 million and $40.2 million for the three and nine months ended September 30, 2011. Comparative AFFO data is not provided since RSO did not present these metrics in the comparable periods of 2011.

(2)	Amount represents gains on sales of joint venture real estate interests from a joint venture recorded by RSO.

SCHEDULE II

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF CDO AND CLO PERFORMANCE STATISTICS
(in thousands)
(unaudited)

Collateralized Debt Obligations - Distributions and Coverage Test Summary

The following table sets forth cash distributions from RSO's CDO investments and a summary of coverage test compliance for the CDO issuers for the periods presented:

		Cash Distributions		Annualized Interest Coverage Cushion	Overcollateralization Cushion
		Year Ended	Nine Months Ended	As of	As of	As of Initial
		December 31,	September 30,	September 30,	September 30,	Measurement
Name	CDO Type	2011 (1)	2012 (1)	2012 (2) (3)	2012 (4)	Date
		(actual)	(actual)
Apidos CDO I (5)	CLO	$9,305	$6,257	$6,326	$13,833	$17,136
Apidos CDO III (6)	CLO	$8,351	$6,161	$3,518	$9,634	$11,269
Apidos Cinco CDO	CLO	$9,941	$7,924	$6,147	$18,930	$17,774
Apidos CLO VIII (7)	CLO	$—	$4,119	$4,200	$14,610	$13,657
RREF 2006-1(8)	CRE CDO	$11,637	$12,237	$11,421	$45,799	$24,941
RREF 2007-1(9)	CRE CDO	$10,743	$10,099	$12,036	$34,845	$26,032
__________________

(1)	Distributions on retained equity interests in CDOs (comprised of note investments and preference share ownership).

(2)	Interest coverage includes annualized amounts based on the most recent trustee statements.

(3)	Interest coverage cushion represents the amount by which annualized interest income expected exceeds the annualized amount payable on all classes of CDO notes senior to RSO's preference shares.

(4)	Overcollateralization cushion represents the amount by which the collateral held by the CDO issuer exceeds the maximum amount required.

(5)	Apidos CDO I reinvestment period expired in July 2011.

(6)	Apidos CDO III reinvestment period expired in June 2012.

(7)	Apidos CLO VIII, which closed in October 2011, distributions include $757,000 in subordinated management fees; RSO's 43% ownership of the preference share was $15.0 million.

(8)	RREF CDO 2006-1 reinvestment period expired in September 2011.

(9)	RREF CDO 2007-1 reinvestment period expired in June 2012.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except percentages)
(unaudited)

Loan Investment Statistics

The following table presents information on RSO's impaired loans and related allowances for the periods indicated (based on amortized cost):

	September 30,	December 31,
	2012	2011
Allowance for loan losses:
Specific allowance:
Commercial real estate loans	$1,869	$17,065
Bank loans	2,131	1,593
Total specific allowance	4,000	18,658
General allowance:
Commercial real estate loans	5,844	7,156
Bank loans	3,003	1,704
Total general allowance	8,847	8,860
Total allowance for loans and leases	$12,847	$27,518
Allowance as a percentage of total loans	0.7%	1.5%

Loans held for sale:
Commercial real estate loans held for sale	$34,000	$—
Bank loans held for sale	11,187	3,154
Loans held for sale (1)	$45,187	$3,154
__________________

(1)	Loans held for sale are held at the lower of cost or fair value.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents commercial real estate loan portfolio statistics as of September 30, 2012 (based on par value):

Security type:
Whole loans	86.9%
Mezzanine loans	10.6%
B Notes	2.5%
Total	100.0%

Collateral type:
Multifamily	29.3%
Hotel	23.8%
Retail	22.1%
Office	15.9%
Flex	1.1%
Industrial	1.1%
Self-storage	1.0%
Other	5.7%
Total	100.0%

Collateral location:
Southern California	33.2%
Northern California	12.3%
Arizona	8.9%
Texas	8.2%
Washington	4.7%
Florida	4.6%
Colorado	1.7%
New York	1.6%
Other	24.8%
Total	100.0%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents bank loan portfolio statistics by industry as of September 30, 2012 (based on par value):

Industry type:
Healthcare, education and childcare	13.9%
Diversified/conglomerate service	11.6%
Broadcasting and entertainment	7.3%
Automobile	6.9%
Chemicals, plastics and rubber	5.8%
Retail Stores	5.7%
Electronics	4.9%
Telecommunications	3.8%
Hotels, motels, inns and gaming	3.6%
Personal, food and miscellaneous services	3.1%
Leisure, amusement, motion pictures, entertainment	3.0%
Aerospace and defense	3.0%
Other	27.4%
Total	100.0%